UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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MEDIA SCIENCES INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEDIA SCIENCES INTERNATIONAL, INC.

8 Allerman Road

Oakland, New Jersey 07436

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

It is my pleasure to invite you to attend the annual meeting of stockholders of Media Sciences International, Inc., a Delaware corporation. The enclosed proxy is solicited on behalf of the Board of Directors for use at the annual meeting, or at any adjournment or postponement of the annual meeting, for the purposes set forth below.

Time and Date:	9:00 a.m., Eastern Time, on Thursday, December 18, 2008

Place:	Courtyard Mahwah 140 Route 17 South Mahwah, NJ 07430

Items of Business:

(1)       To elect all of the members of the Board of Directors;

(2)       To approve our 2009 Stock Incentive Plan;

(3)       To ratify the selection of Amper, Politziner & Mattia, LLP as independent registered public accounting firm for the fiscal year ending June 30, 2009; and

(4)       To transact any other business properly brought before the annual meeting.

Who May Vote:	You may vote if you were a stockholder of record as of the close of business on November 10, 2008 (the “record date”).

Annual Report:	A copy of our 2008 Annual Report is enclosed.

Date of Mailing:	This Notice and the Proxy Statement are first being mailed to stockholders on or about November 20, 2008.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote. You can submit your proxy by mail or vote by telephone or the Internet. If you are a registered stockholder and attend the meeting, you may revoke your proxy and vote your shares in person. If your shares are held of record by a broker, bank or other registered holder and you wish to attend or vote at the meeting, please contact the stockholder of record to obtain a proxy issued in your name. If you hold shares in street name but will not attend the meeting, we request that you return your instructions to vote your shares to your broker. The proxy contains proposals, some of which may be acted upon at the discretion of the broker; however, brokers may not vote the “street name” shares on your behalf with respect to incentive stock plans without any instruction from you.

By order of the Board of Directors

/s/ Denise Hawkins
Denise Hawkins, Secretary
Oakland, New Jersey
November 14, 2008

i

MEDIA SCIENCES INTERNATIONAL, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 13, 2008

INFORMATION ABOUT THE MEETING

What am I voting on?

You will be voting on the following proposals:

(1)	To elect all of the members of the Board of Directors;
(2)	To approve our 2009 Stock Incentive Plan;
(3)	To ratify the selection of Amper, Politziner & Mattia, LLP as independent registered public accounting firm for the fiscal year ending June 30, 2009; and
(4)	To transact any other business properly brought before the annual meeting.

Who can vote?

You can vote if you were a stockholder of record of our common stock as of the close of business on the record date, November 10, 2008, including shares held directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as a “stockholder of record” and held for you in an account with a broker, bank or other registered holder (which means your shares are held in “street name”). Our common stock is the only class of voting stock, and each share of common stock is entitled to one vote. There is no cumulative voting. As of November 10, 2008, we had 12,084,370 shares of common stock outstanding.

How many votes am I entitled per share?

Each holder of shares of common stock is entitled to one vote per share held as of the record date.

How many shares must be present to hold the meeting?

To hold the meeting and conduct business, a majority of the shares entitled to vote as of the record date must be present in person or represented by proxy. This is called a quorum. If there is no quorum at the opening of the meeting of stockholders, such meeting may be adjourned or postponed from time to time by the vote of a majority of the shares voting on the motion to adjourn or postpone; and, any action on the items of business described above may be considered at any time and date to which the meeting may be properly adjourned or postponed. Your shares are counted as present at the meeting if you have properly voted by submitting a proxy card prior to the meeting, or are present and vote in person at the meeting. Abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How do I vote my shares at the meeting?

You may vote your shares at the meeting if you attend in person. If you are a stockholder of record, please bring the enclosed proxy card and proof of identity. If you hold your shares in street name, you must obtain a legal proxy from the bank, broker or other registered holder and bring proof of identity in order to vote at the meeting. A legal proxy is an authorization from your bank, broker or other registered holder to vote the shares it holds in its name. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy, so your vote will be counted if you later decide not to attend the meeting.

How do I vote my shares without attending the meeting?

If you are a stockholder of record, you may vote: (1) over the Internet, at the address shown on your proxy card; (2) by telephone, through the number shown on your proxy card; or (3) by mail, by completing, signing and returning the enclosed proxy card.

If your shares are held in street name, please refer to the information on the voting instructions forwarded to you by your bank, broker or other stockholder of record to see which voting options are available to you.

How do I vote if my shares are held in street name?

If a bank, broker or other registered holder holds your shares, you are considered the beneficial owner of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker or other registered holder, along with voting instructions. Please follow the directions that your bank, broker or other registered holder provides. As the beneficial owner, you have the right to direct the stockholder of record how to vote your shares, and the stockholder of record is required to vote your shares in accordance with your instructions.

If I hold my shares in street name, will my shares be voted if I do not provide instructions?

If you hold shares in street name, your broker has discretionary authority to vote the shares on “routine” matters. Absent your instructions, your bank, broker, or other registered holder may be permitted to vote your shares on routine matters. When a proposal is not routine, and you do not provide voting instructions to your bank, broker, or other registered holder, they cannot vote your shares on that proposal, and your shares are counted as broker non-votes. Proposals Nos. 1 and 3 are to be acted upon at the meeting are routine matters. Proposal No. 2 is deemed to be a non-routine matter. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are treated as shares not entitled to vote, thus effectively reducing the number of shares needed to approve the proposal.

What vote is required to approve the proposals?

Proposal No. 1. For each director nominee, you may either vote “for” or “withhold authority” to vote. Directors will be elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. This means that the seven nominees who receive the largest number of “for” votes will be elected as directors. You may not cumulate your votes in the election of directors. Votes withheld are not counted toward a nominee’s total.

Proposal Nos. 2 and 3. You may vote “for”, “against” or “abstain” on this proposal. For approval of this proposal, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required. If you abstain, your shares will have the same effect as a vote against the proposal. Broker non-votes are not counted as votes “for” or “against” the proposal.

Do we have a majority voting policy for director elections?

Yes. Any director who receives more “withhold” votes than “for” votes will be required to submit a letter of resignation for consideration by the Board’s Nominating and Corporate Governance Committee. The committee would then make a recommendation regarding the resignation to the Board.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote “FOR” each of the proposals, including for each of the director nominees. No director has informed us that he intends to oppose any proposal to be voted upon at the annual meeting.

May I change my vote, or revoke my proxy?

Yes. You may change your vote at any time before the polls close. You may change your vote and revoke your proxy by: (1) voting by telephone or the Internet at a later time; (2) submitting a properly signed proxy card with a later date; (3) voting in person at the meeting; or (4) sending a signed statement with a later date to that effect to Media Sciences International, Inc., Attn.: Corporate Secretary, 8 Allerman Road, Oakland, New Jersey 07436.

Will my shares be voted if I do not provide my proxy?

No. If you are a stockholder of record and do not provide a proxy, you must attend the meeting in order to vote your shares.

What if I return my proxy card, but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted “for” the proposals, and on other matters properly brought before the meeting in accordance with the best judgment of the named proxies.

Am I entitled to dissenters’ right of appraisal?

The actions to be acted upon at the annual meeting do not invoke dissenters’ right of appraisal.

Who is soliciting the proxies?

The proxy is solicited on behalf of our Board of Directors.

PROPOSAL NO. 1

Election of Directors

Our directors are to be elected annually and to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Our Nominating Committee has recommended and the Board has proposed that the seven nominees listed below be elected at the annual meeting. Each nominee is currently serving as a director and is standing for re-election. We know of no reason why any nominee should be unable or unwilling to serve as a director. Each nominee has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unable or unwilling to serve, the proxies will be voted for a substitute nominee selected by the Board.

Nominees

The seven nominees for election to the Board this year are:

Name	Age	Position
Michael W. Levin	43	Chief Executive Officer, President and a Director
Willem van Rijn	59	Non-executive Chairman of the Board
Paul C. Baker	71	Director
Edwin Ruzinsky	75	Director
Henry Royer	76	Director
Dennis Ridgeway	59	Director
Frank J. Tanki	68	Director

Business Experience of Nominees

Michael W. Levin, Chief Executive Officer and President:

Michael W. Levin has served as our Chief Executive Officer and President since June 18, 1998, and as Chairman of the Board since June 18, 1998 through February 2008. Before June 1998, he had served as President, Treasurer, Secretary and Chairman of Media Sciences’ predecessor, Cadapult Graphic Systems Inc. since 1987, when he founded Cadapult Graphic Systems Inc. while attending Lehigh University. He is responsible for a senior management team as well as merger and acquisition activity and corporate finance. In 2002, Mr. Levin was recognized in Business News New Jersey’s annual “40 under 40” issue, which profiles the state’s outstanding business leaders under the age of 40. He also was selected as the honorary annual fundraising chairman for the Children’s Cancer Research Fund of New York Medical College in 1999. In 1987, Mr. Levin graduated summa cum laude from Lehigh University, receiving a Bachelor of Science Degree in Mechanical Engineering.

Willem van Rijn, Director:

Willem van Rijn became a director in May 2006 and was appointed non-executive Chairman of the Board on March 1, 2008. In addition to his role as non-executive Chairman, Mr. van Rijn serves on the Compensation, Nominating and Corporate Governance committees. Mr. van Rijn has been Senior Advisor to the founder and management committee of Capco, an international operations and technology consulting and solutions firm, since 2002. From 1995 to 2002, Mr. van Rijn was a Senior Partner at PricewaterhouseCoopers Consulting, and its predecessor firm Coopers & Lybrand, where he served as the Managing Partner of the Japanese financial services consulting practice from 1998 to 2002, and of the global strategy and financial risk management consulting practices from 1995 to 1998. Mr. van Rijn’s business experience includes: President of Rhode Island-based Gtech International (a division of Gtech Corporation), a provider of state and national lottery technology, outsourcing, software and professional services, from 1994-1995; Partner in the New York office of Coopers & Lybrand from 1990 to 1994; Partner at Bank Street Consulting Group, a management consulting firm, from 1986 to 1990; Senior Vice President in charge of international banking activities in the United States for Bank of America from 1981 to 1986; Corporate Treasurer and member of the Managing Committee for global window covering and machine tooling company Hunter Douglas NV from 1976 to 1981; and Vice President, Account Manager of large accounts for commercial banking services, based in The Netherlands, for Bank of America from 1971 to 1976. Mr. van Rijn also currently serves on the board of Computer Horizons Corp.

Paul C. Baker, Director:

Paul C. Baker has served as a Director since June 1998. Mr. Baker is the chairman of the Compensation committee and also serves on the Audit committee. From 1986 to 2000 he was President of Sherwood Partners, Inc., a venture capital and management consulting company, which he founded, that focused on developing companies with high growth potential. From 2000 to present, he has been General Partner of PCB Associates, LLC which performs similar services. Prior to 1986, Baker held various management positions during 25 years of employment with American Cyanamid Co., including President of Cyanamid’s Shulton, Inc. subsidiary from 1977 to 1979 and Group Vice President of Cyanamid from 1979 to1984. Baker graduated from Lehigh University in 1959 and 1960 with degrees in Engineering and Liberal Arts and received his MBA degree from Fairleigh Dickinson University in 1963. Mr. Baker also currently serves on the board of Pascack Community Bank.

Edwin Ruzinsky, Director:

Mr. Ruzinsky has served as a Director since August 1999 and is the chairman of the Audit committee and also serves on the Nominating and Corporate Governance committee. He is a Certified Public Accountant and a Certified Management Consultant. Prior to his retirement on June 1, 1996 as a Partner in Deloitte Consulting LLC, a wholly-owned subsidiary of Deloitte & Touche LLP, he served for many years as the firm’s National Director-Media Industry Services. He previously served Times Mirror Company as Vice President of Finance & Administration/Book Publishing Group and Parents’ Magazine Enterprises, Inc. as Chief Accounting Officer. Mr. Ruzinsky continues serving as a member of the Pace University/ Dyson School of Liberal Arts & Sciences/Master of Science in Publishing Advisory Board. On June 15, 2007, Mr. Ruzinsky resigned as a director of Gentis, Inc., a bioscience company, due to its recapitalization. On March 31, 2005, Dowden Health Media, Inc. on whose board Mr. Ruzinsky served, was sold.

Henry Royer, Director:

Henry Royer has served as a Director since December 1999. Mr. Royer is the chairman of the Nominating and Corporate Governance committee and also serves on the Compensation committee. From 1965 to 1983, Mr. Royer held several positions at First National Bank of Duluth, serving as Executive Vice President/Loans when he left First National Bank. He then joined The Merchants National Bank of Cedar Rapids, now named US Bank Cedar Rapids, N.A., where he served as Chairman and President until August 1994. From September 1994 through December 31, 1997, he served as the President and Chief Executive Officer of River City Bank, Sacramento, California. He served as an Independent Trustee of Berthel Growth & Income Trust I from its date of inception in 1995 through February 5, 1999, when he resigned to join Berthel Fisher & Company Planning Inc., and was elected President of Berthel

Trust in July 1999. He was elected President of Berthel SBIC, LLC in August 1999. In 1999 he assisted in the organization and served as Chairman of the Board of Cedar Rapids Bank and Trust and as a member of the board of QCRH, a bank holding company, retiring in 2006. He also serves on various Boards of privately-held companies. He graduated in 1953 from Colorado College with a B.A. in Money and Banking.

Dennis Ridgeway, Director:

Dennis Ridgeway became a director in February 2006. Mr. Ridgeway serves on the Nominating and Corporate Governance committee. From 1998 through 2005, Mr. Ridgeway served as an independent management consultant and since 2004 has also served as a board member and technical advisor for a working museum in the United Kingdom. From 1984 to 1998, Mr. Ridgeway held various positions with Katun Corporation, an aftermarket manufacturer of components and supplies for the business equipment industry. Headquartered in the United Kingdom, his positions included European Sales Manager, General Manager, Assistant Vice President, and Vice President of European Operations from 1994 to 1998. Prior to 1984 Mr. Ridgeway held senior management positions with Kalle Infotec the business equipment subsidiary of Hoechst AG in Europe.

Frank J. Tanki, Director:

Frank Tanki joined our Board in December 2006. Mr. Tanki serves on the Audit committee. He is a Certified Public Accountant and retired in 1998 as a Senior Partner of Coopers & Lybrand, the predecessor of PricewaterhouseCoopers. Mr. Tanki was a member of the firm’s Executive Management Committee from 1994 to 1995. During his time with the firm he served as Director of Accounting and SEC Technical Services and as the Business Assurance Partner In Charge of the New York Metro practice. He has served on the Auditing Standards Board of the American Institute of Certified Public Accountants. Mr. Tanki also currently serves on the board of directors of Computer Horizons Corp. and MonoSol Rx, Inc.

The Board of Directors recommends that you vote “FOR”

the election of each of these nominees.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Corporate Governance

The Board is responsible for the control and direction of the company. The Board represents the company’s stockholders and its primary purpose is to build long-term stockholder value. Our bylaws provide that our Board consists of seven to nine persons, and our Board currently consists of seven members. Each director stands for election every year, and holds office until the next annual meeting of the stockholders and until his or her successor is elected and qualified.

Director Independence.   All of our directors, each of whom are standing for re-election, and all members of our Board committees, are non-employee members, other than Michael W. Levin, our Chief Executive Officer, that the Board has determined satisfies applicable NASDAQ standards for independence.

Code of Ethics.   We have adopted a Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and all other executive officers. Our Code of Ethics is publicly available on our website at www.mediasciences.com.

Board and Committee Meetings.   During our 2008 fiscal year, the Board of Directors held five meetings. During fiscal 2008, the Audit Committee met six times, the Compensation Committee met six times, and the Nominating and Corporate Governance Committee met once. During this period, each director attended or participated in more than 75% of the total meetings of the Board of Directors and the committee or committees on which the director served.

Director Attendance at Annual Stockholder Meetings.   The Board has not adopted a policy regarding director attendance at the annual stockholder meeting. Directors are invited and encouraged to attend. Each of the nominees attended last year’s annual meeting.

Board Committees.   The Board has three principal committees: Audit Committee; Compensation Committee, and Nominating and Corporate Governance Committee. The charter of each committee can be found on our web site at www.mediasciences.com.

Members of the Board Committees are selected each year by our Board of Directors. Selection to a committee of the Board of Directors is determined by the majority vote of the Board of Directors. Each committee is comprised of at least three non-employee Board members, each of whom are the Board has determined satisfies applicable NASDAQ standards for independence.

Committee Membership.   The following table summarizes the membership of the Board and each of its committees for our 2008 fiscal year.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael W. Levin
Paul C. Baker	Member	Chairperson
Edwin Ruzinsky	Chairperson		Member
Henry Royer		Member	Chairperson
Dennis Ridgeway			Member
Willem van Rijn		Member	Member
Frank J. Tanki	Member

Audit Committee Financial Expert.   Mr. Ruzinsky and Mr. Tanki are financial experts serving on our Audit Committee and each is an independent member of our Board.

Audit Committee.   The function of the Audit Committee includes reviewing internal financial information, monitoring cash flow, budget variances and credit arrangements, reviewing our audit program, reviewing with the independent accountants the results of all audits upon their completion, annually selecting and recommending independent accountants, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information distribution by us. Each member of the Audit Committee is independent as defined under the NASDAQ’s listing standards. The Audit Committee consists of non-employee directors whom we have determined are free of any relationship that could influence their judgment as a committee member and are not associated with a major vendor to, or a customer of, our company.

Compensation Committee.   The function of the Compensation Committee is to make determinations concerning the compensation for our executive officers, director and employees, and to administer our stock-based and other compensation plans. The Compensation Committee reviews and approves corporate goals and objectives relevant to the determination of executive compensation. The Compensation Committee considers, among other factors, company performance and relative stockholder return, the value of similar incentive awards for senior executive officers at comparable companies, and the awards given to senior executive officers in past years. The Compensation Committee also considers the recommendations of our Chief Executive Officer, and may ask members of management or others whose advice and counsel are relevant to the issues then being considered, but does not otherwise delegate any its authority to such persons. The Compensation Committee may conduct or authorize surveys or studies of compensation matters to maintain our competitiveness and ability to recruit and retain highly qualified personnel. The Compensation Committee has the sole authority to engage compensation consultants to assist in the evaluation of director, chief executive officer or senior executive compensation. In fiscal 2007, the Compensation Committee engaged a third-party consultant, James F. Reda & Associates, LLC, to review our director compensation structure, and for fiscal 2007, the Board adopted a director compensation structure consistent with the findings of the study.

Nominating and Corporate Governance Committee.   The primary function of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of the Board consistent with criteria approved by the Board, and to select, or recommend that the Board select, the director nominees for each annual meeting of stockholders or when vacancies occur. The Nominating and Corporate Governance Committee also develops and recommends to the Board corporate governance principles for the company and is responsible for leading the annual review of Board performance.

Nomination Process and Selection Considerations.   In seeking candidates for directors, members of our Nominating Committee may use their business, professional and personal contacts, accept the recommendations from other Board members, stockholders or management, and engage a professional search firm. Current members of the Board are considered for re-election.

The Nominating Committee assists the Board in determining the desired experience, mix of skills and other criteria and qualities appropriate for Board membership. In considering candidates to serve as directors, the Nominating Committee considers all factors it deems relevant, including, but not limited to: intelligence, high personal and professional ethics, values, integrity and sound judgment; education; business and professional skills and experience; familiarity with our business and the industry in general; independence from management; ability to devote sufficient time to Board business; commitment to regularly attend and participate in meetings of our Board and its committees; and concern for the long-term interests of the stockholders. While our Nominating Committee deems such factors important in evaluating candidates, we do not impose any specific, minimum qualifications for director nominees.

The Nominating Committee uses such resources and information, as it deems appropriate, to evaluate each of the prospective candidates, including all submitted materials, third party references, interviews, publicly available reference items, and professional advice concerning applicable laws, rules, regulations and listing standards, as well as taking into account factors relative to the size and overall composition of the Board, such as the mix of expertise and capabilities of existing Board members, desirable skills and competencies that would enhance Board performance, and the ability of the Board as a whole to work together effectively in the best interests of our company. The process for evaluating candidates and the manner of evaluation conducted by the Nominating Committee is the same regardless of the category of person recommending the proposed candidate.

The Nominating Committee considers candidates recommended by security holders. Stockholders who wish to recommend candidates for director in connection with our next year’s annual meeting must submit such recommendation in writing to the attention of our Corporate Secretary at our executive offices no later than October 6, 2009. The communication should describe why the candidate meets the Board’s criteria described above, include the candidate’s and recommender’s names and addresses and provide biographical information about the recommended candidate that would be required if the candidate were to be nominated, and include the proposed nominee’s written consent to serve as a nominee, if nominated, and as a director, if elected. The communication should also include the name, address, and phone number of the stockholder or group of stockholders making the recommendation, and the number of shares of common stock beneficially owned by the stockholder or group of stockholders making the recommendation, the length of time held, and to the extent any shareholder is not a registered holder of such securities, proof of such ownership. In considering stockholder recommendations for nominees, the Nominating Committee may request additional information concerning the nominee or the applicable stockholder or stockholders. Stockholder recommendations that meet such requirements will be considered using the same criteria as other candidates by the Nominating Committee.

Director Compensation

We compensate our non-employee directors for their services as a director. Employee directors receive no director compensation. In fiscal 2008, eligible directors, other than the non-executive Chairman, received cash compensation of $15,000, paid on a quarterly basis, and stock-based compensation, in the form of stock options having a seven year life, with a grant date fair value of approximately $25,000. Effective March 1, 2008, we established a compensation arrangement for the non-executive Chairman consisting of cash compensation of $45,000 per year, payable quarterly, and stock-based compensation, in the form of stock options, valued at $75,000 per year. Chairpersons of the following Board committees received an additional fee for their committee service: Audit Committee, $1,500: Compensation Committee, $1,000; and Nominating and Corporate Governance Committee, $500. Additionally, eligible directors may be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and for other expenses incurred in their capacity as directors of Media Sciences. Effective March 1, 2008, Willem van Rijn was nominated and approved as the non-executive Chairman of the Board of Directors, and his compensation set forth in the table below includes his pro-rata compensation as non-executive Chairman. For fiscal 2009, non-employee director compensation is planned to be similar to fiscal 2008. Commencing with fiscal 2009, the equity component of director compensation may be payable in the form of restricted stock awards, stock options awards, or a combination thereof.

2008 Compensation of Non-Employee Directors

Name	Fees earned or paid in cash ($)	Option awards ($)(a)(b)	All other compensation ($)	Total ($)
Paul Baker	16,000	18,070	–	34,070
Dennis Ridgeway	15,000	18,070	–	33,070
Henry Royer	15,000	18,070	–	33,070
Edwin Ruzinsky	16,500	18,070	–	34,570
Willem van Rijn	25,000	34,828	–	59,828
Frank J. Tanki	15,000	18,070	–	33,070

(a)

Represents the stock-based compensation recognized in fiscal 2008 in accordance with SFAS No. 123(R). Option awards are valued at the fair value on the grant date using a Black-Scholes model. Assumptions made in the valuation of stock and option awards are discussed in Note 4 to the consolidated financial statements.

(b)

On October 10, 2007, each director was granted options, vesting on October 10, 2008 and expiring on October 10, 2014, covering 9,123 common shares. On March 1, 2008, concurrent with his appointment as non-executive Chairman, Mr. van Rijn was awarded options, vesting on March 1, 2009 and expiring on March 1, 2015, covering 30,889 shares. At June 30, 2008, the total number of outstanding options, granted as director compensation, held by each director was: Mr. Baker, 97,123 options; Mr. Ridgeway, 29,123 options; Mr. Royer, 29,123 options; Mr. Ruzinsky, 54,123 options, Mr. van Rijn, 60,012 options; and Mr. Tanki 19,123 options.

Communications with the Board of Directors

Our annual meeting of stockholders provides an opportunity for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. In addition, a stockholder wishing to communication with any of our directors regarding our company may write to the director or directors at: Name of Director or Directors, c/o Secretary to the Board of Directors, Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to our company’s business or communications that relate to improper or irrelevant topics. The independent directors of the Board review and approve the stockholder’s communication process periodically to ensure effective communication with stockholders.

Other Information About Executive Officers and Directors

Our executive officers or directors are not associated with another by family relationships. During the past five years, each of our officers and directors informed us that: (1) no petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such persons, or any partnership in which he or she was a general partner or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing; (2) he or she was not convicted in a criminal proceeding or are a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) he or she was not the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, or of any federal or state authority barring, suspending or otherwise limiting, his or her involvement in any type of business practice, or in securities or banking or other financial institution activities; and (4) he or she was not found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or by the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Media Sciences International, Inc. is composed of independent directors as required by and in compliance with the listing standards of The NASDAQ Stock Market LLC. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent registered public accounting firm, Amper, Politziner & Mattia, LLP, is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended June 30, 2008 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has received the written disclosures and the letter from Amper, Politziner & Mattia, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with them their independence. The Audit Committee has concluded that Amper, Politziner & Mattia, LLP is independent from the Company and its management.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008 for filing with the Securities and Exchange Commission.

Dated: September 25, 2008	Members of the Audit Committee Edwin Ruzinsky Paul C. Baker Frank J. Tanki

OUR EXECUTIVE OFFICERS

Each executive officer serves, in accordance with our by-laws, until the first meeting of the Board of Directors following the annual meeting of stockholders and until his or her respective successor is chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified.

The persons listed in the table below are our current executive officers as of November 14, 2008.

Name	Age	Position
Michael W. Levin	43	Chief Executive Officer, President and a Director
Kevan D. Bloomgren	47	Chief Financial Officer
Robert M. Ward	41	Chief Operating Officer
Denise Hawkins	39	Vice President, Controller and Secretary

The biography of Mr. Levin is set forth under the heading “Proposal No. 1 – Election of Directors – Business Experience of Nominees” above.

Kevan D. Bloomgren, Chief Financial Officer:

Kevan D. Bloomgren joined Media Sciences International, Inc. in the position of Chief Financial Officer on March 15, 2006. From 2004 to March 10, 2006, Mr. Bloomgren was Chief Financial Officer for Rapid Solutions Group, a digital communications company located in Melville, New York. From 1997 to 2004, he was Managing Partner of Crown Investment Management, LLC, a financial services company located in Sparta, New Jersey. From 1992 to

1996, he was Vice President and Chief Financial Officer of Satellite Paging, a telecommunications company located in Fairfield, New Jersey. Mr. Bloomgren also held the following positions: Vice President of RBC Daniels, formerly Daniels and Associates, a boutique investment bank specializing in merger and acquisitions (1988-1992) and Senior Auditor and Consultant for Arthur Andersen & Co. (1983-1986). In 1983, Mr. Bloomgren graduated cum laude from University of Denver with a B.S. degree in Business Administration, and Accounting, and in 1988, he received a MBA in Finance from The Wharton School, University of Pennsylvania. Mr. Bloomgren is a Certified Public Accountant and a member of the American Institute of CPAs and the New Jersey State Society of Certified Public Accountants.

Robert M. Ward, Chief Operating Officer:

On July 28, 2008, Robert M. Ward was promoted to the position of Chief Operating Officer, succeeding Lawrence Anderson, who retired on July 25, 2008. Prior to this position, he served as Managing Director for our Asian operations since June 2007, where he set-up our China-based product development and manufacturing subsidiary. Mr. Ward has more than nineteen years of experience in operations, product management, engineering, and manufacturing. Prior to joining our company, from April 2006 to June 2007, Mr. Ward served as Director of Product Management for WatchGuard Technologies Inc., a Seattle, Washington based provider of Computer Network Firewalls and Software Security Services for Small to Medium Enterprises. From November of 2001 to March 2006, Mr. Ward served as the Director of Operations for WatchGuard Technologies Inc. Mr. Ward earned a Bachelor of Science Degree in Mechanical Engineering from the University of Minnesota Institute of Technology in 1989. Mr. Ward earned a Masters of Business Administration from the University of Minnesota Carlson School of Management in 2001.

Denise Hawkins, Vice President, Controller and Secretary:

Denise Hawkins has served as Vice President for Media Sciences since February 12, 2003, and as Secretary since July 1, 2004. Ms. Hawkins manages the accounting aspects of the business while working closely with the Chief Executive Officer and senior management team. She is a Certified Public Accountant and a Certified Management Accountant. She began her employment with us in July of 2001 as the Controller. Ms. Hawkins graduated from the State University of New York-The College at New Paltz with a Bachelor of Science degree in Accountancy in 1990 and graduated from Marist College in 1998 with a Masters in Business Administration in Finance. Prior to her position at Media Sciences, Ms. Hawkins was the controller for NFK Excavating and Construction, Inc. (2000-2001), Horizon Medical Group, PC (1998-2000) and VAC Service Corp. (1992-1998). She is currently serving as the Treasurer for the Board of Helping Hands Christian Pre-School. Ms Hawkins a member of the American Institute of CPAs, the New Jersey State Society of Certified Public Accountants, the Institute of Management Accountants and the Society for Human Resource Management.

EXECUTIVE COMPENSATION

Compensation Summary

The following table summarizes the compensation paid to our Chief Executive Officer and our two other most highly compensated executive officers (collectively, the “Named Executive Officers”) who served during our last two fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock awards ($)(1)(2)	Option awards ($)(1)(3)	Nonequity incentive plan compensation earnings ($)(4)	All other compensation ($)(5)	Total ($)
Michael W. Levin	2008	250,000	0	0	0	19,441	269,441
Chief Executive Officer and President	2007	225,000	0	0	40,000	23,857	288,857
Kevan D. Bloomgren	2008	170,000	25,770	20,615	34,000	–	250,385
Chief Financial Officer	2007	160,000	25,770	17,800	30,400	–	233,970
Lawrence Anderson (a)	2008	160,000	8,463	6,252	0	–	174,715
Chief Operating Officer (Former)	2007	160,000	7,589	6,252	29,280	–	203,121

(a)	Mr. Anderson resigned his position as Chief Operating Officer on July 25, 2008.
(1)

Represents the stock-based compensation recognized in the fiscal year in accordance with SFAS No. 123(R). Option awards are valued at the fair value on the grant date using a Black-Scholes model. Assumptions made in the valuation of stock and option awards are discussed in Note 4 to the consolidated financial statements. The grant date fair value of each award, adjusted for estimated forfeiture, is recognized as stock-based compensation expense over the service period.

(2)

On March 15, 2006, we granted Mr. Bloomgren, 50,000 shares of common stock, subject to vesting annually over five years in equal installments beginning with the first anniversary of the grant. 10,000 shares vested in each of fiscal 2008 and 2007. The total grant date fair value of the award was $195,500, disregarding estimates of forfeitures related to service-based vesting conditions.

On August 8, 2006, we granted Mr. Anderson 4,357 shares of common stock, subject to vesting annually over two years in equal installments beginning with the first anniversary of the grant. The total grant date fair value of the award is $19,999, disregarding estimates of forfeitures related to service-based vesting conditions.

(3)

On March 15, 2006, we granted Mr. Bloomgren stock options to purchase 50,000 shares of our common stock, exercisable for ten years at $3.91 per share, subject to vesting annually over five years in equal installments beginning with the first anniversary of the grant. 10,000 of these options vested in each of fiscal 2008 and fiscal 2007. The total grant date fair value of the award was $135,040.

On October 10, 2007, we granted Mr. Bloomgren stock options to purchase 5,027 shares of our common stock, exercisable for seven years at $5.65 per share, subject to vesting annually over three years in equal installments beginning with the first anniversary of the grant. None of these options vested in fiscal 2008. The total grant date fair value of the award was $14,999.

On June 6, 2005, we granted Mr. Anderson stock options to purchase 100,000 shares of our common stock, exercisable for ten years at $1.60 per share, subject to vesting annually over five years in equal installments beginning with the first anniversary of the grant. 20,000 shares vested in each of fiscal 2006 and fiscal 2007. The total grant date fair value of the award was $47,430.

(4)	Refers to amounts under an incentive based bonus structure for certain executives. See the discussion under the heading “Performance Based Bonus Compensation” for additional information.
(5)

This column reports the total amount of perquisites and other benefits provided, if such total amount exceed $10,000. For fiscal 2008, for Mr. Levin, this includes $14,575 for lease of an automobile, $3,726 for a matching contribution under our 401(k) plan, and $1,140 for life insurance premiums, where we are not the beneficiary. For fiscal 2007, for Mr. Levin, this includes $18,773 for lease of an automobile, $3,944 for a matching contribution under our 401(k) plan, and $1,140 for life insurance premiums, where we are not the beneficiary.

In general, compensation payable to a Named Executive Officer consists of a base salary, a performance based bonus, an annual stock or stock option grant under our incentive stock plan and other benefits, which generally do not exceed $10,000 annually in the aggregate, such as 401(k) plan matching contributions and life insurance premiums, where we are not the beneficiary. We did not have a written employment in effect during our 2008 fiscal year with a Named Executive Officer other than with Mr. Levin, our Chief Executive Officer, who was entitled to additional benefits under the terms of his employment agreement.

Employment Agreement with Chief Executive Officer

Michael W. Levin, our Chief Executive Officer and President, had a five-year employment agreement that began as of July 1, 2003 and ended in June 2008. His annual salary for fiscal year 2008 was $250,000. In 2003, pursuant to the 2003 employment agreement, we granted him 500,000 five-year stock options, exercisable at $1.00 per share, to purchase 500,000 shares of common stock, of which 50% vested on the grant date, 25% vested on June 30, 2004, and the remaining 25% vested on June 30, 2005. The employment agreement also provided that we may award him an annual performance bonus or other bonus as determined by the Board of Directors.

The 2003 employment agreement also provided that if we underwent a “change of control”, as the term was defined in the employment agreement, we must pay him an amount equal to 290% of his base compensation. He was entitled to terminate his employment if we underwent a change in control. The employment agreement provided for termination for cause.

In July 2008, we had offered Mr. Levin a new employment arrangement for fiscal 2009 and 2010. On November 7, 2008, we executed the definitive version of an employment agreement with Mr. Levin.

The 2008 employment agreement is for a two year term ending June 30, 2010 and provides for a base annual salary of $250,000. The agreement also provides that the Board of Directors may provide for a greater annual salary, and Mr. Levin may be entitled to an annual performance bonus or other bonus as the Board may determine. Under the 2008 employment agreement, he is also entitled to receive the following benefits, which he was also entitled to under the 2003 employment agreement:

• death benefits of $100,000;
• a fifteen-year term life insurance policy for $2,000,000, for which Mr. Levin has the right to maintain at his own expense after the term of employment, if not renewed, expires;
• the use of an automobile, the costs of which, including maintenance, repairs, and insurance, are paid for by us;
• reimbursement for reasonable travel and other business related expenses;
• six weeks vacation;
• medical and dental insurance; and
• participation in any employee plan, perquisite and other benefits made available to Media Sciences’ employees or management in general.

The agreement provides for termination for cause, and for payment of severance in the event of early termination due to disability, involuntary termination for “good reason”, as such term is defined in the employment agreement, or other termination without cause in the amount of $290,000 if the employment is terminated on or before June 30, 2009, and if the employment is terminated after June 30, 2009, in an amount equal to one year of his base salary. In each case, payment is due, subject to a six month delay, within two weeks of termination.

Mr. Levin has the right to terminate his employment if we undergo a “change of control” within the meaning of Treasury Regulations Section 1.409A-3(i)(5). If Mr. Levin elects to terminate his employment, he is entitled to a lump sum payment of $540,000 upon a change in control on or before June 30, 2009, and, if a change in control occurs after June 30, 2009, he is entitled a lump sum payment of 200% of his “base amount”, as defined in §280G(3) of the Internal Revenue Code. In each case, payment is due, subject to a six month delay, within one month of termination. Payment for reason of change of control is in lieu of payment of severance. We also agreed to indemnify Mr. Levin, on an after-tax basis, for excise taxes.

On July 8, 2008, we granted Mr. Levin stock options to purchase 75,073 shares of our common stock, subject to vesting, exercisable until July 24, 2013 at $2.20 per share. The stock options are to vest in equal installments on July 9, 2009 and July 9, 2010.

Performance Based Bonus Compensation

From year to year, our Compensation Committee may establish certain performance criteria for our executive officers, based on factors and criteria as the Compensation Committee may deem relevant.

For our 2008 fiscal year, we had in effect a performance based cash bonus compensation plan for certain executive officers. In fiscal 2008, for our Chief Executive Officer, the potential cash bonus was $200,000, of which 20% was based on individualized performance goals (“Individual Performance Bonus”), and 80% determined wholly upon attaining earnings per share criteria determined by the Board (“EPS Bonus”). For other Named Executive Officers, the potential cash bonus was 20-40% of their base salary, of which 50% was based on the Individual Performance Bonus criteria, and 50% on the EPS Bonus. Bonuses are paid after the fiscal year end.

The following table summarizes the payout structure under the fiscal year 2008 bonus structure. The EPS Bonus was to be earned if our Company’s earnings per share equaled or exceeded a minimum level established by the Compensation Committee. The EPS Bonus range set forth in the table assumed the achievement of the minimum targeted level and up to 100% of the targeted goal. If the minimum level was not achieved, no EPS Bonus was earned. If the minimum level is achieved or exceeded, the amount of the EPS Bonus was based upon the level of earnings per share achieved by us. If the maximum targeted goal was exceeded, the EPS Bonus payable could exceed the EPS Bonus potential set forth in the table below. Factors in determining the Individual Performance Bonus includes matters such as achieving specified leadership initiatives, and the achievement of certain strategic and business goals including, but not limited to, customer growth, new product development, information technology upgrades, manufacturing efficiencies and corporate compliance goals.

	Fiscal 2008 Bonus Potential			Fiscal 2008 Bonus Earned
Name	EPS Bonus ($)	Individual Performance Bonus ($)	Total Bonus ($)	EPS Bonus ($)	Individual Performance Bonus ($)	Total Bonus ($)
Michael W. Levin	80,000 – 160,000	0 – 40,000	200,000	0	0	0
Kevan D. Bloomgren	17,000 – 34,000	0 – 34,000	68,000	0	34,000	34,000
Lawrence Anderson	16,000 – 32,000	0 - 32,000	64,000	0	0	0

In July 2008, the Compensation Committee adopted a performance based bonus compensation plan for the 2009 fiscal year, similar in structure to the fiscal 2008 plan. For our Chief Executive Officer, the potential cash bonus in fiscal 2009 is $240,000, of which $80,000 is based on individualized performance goals (“Individual Performance Bonus”), and $160,000 is determined wholly upon attaining earnings per share criteria determined by the Board (“EPS Bonus”). For the other officer, the potential cash bonus is 20-40% of their base salary, of which 50% is based on the Individual Performance Bonus criteria, and 50% on the EPS Bonus.

Outstanding Equity Awards at 2008 Fiscal Year End

The following table sets forth information concerning outstanding option and stock awards held by the Named Executive Officers as at June 30, 2008.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(a)
Michael W. Levin	–	–	–	–	–	–
Kevan D. Bloomgren (1)	–	–	–	–	30,000	70,800
Kevan D. Bloomgren (2)	20,000	30,000	3.91	03-14-2016	–	–
Kevan D. Bloomgren (3)	–	5,027	5.65	10-10-2014	–	–
Lawrence Anderson (4)	45,000	40,000	1.60	06-05-2015	–	–
Lawrence Anderson (5)	–	–	–	–	2,179	5,142

(a)

The amounts in this column reflect the fair market value of outstanding restricted stock awards for the named executive officers using the closing price on June 30, 2008 of $2.36, the last trading day of our common stock in fiscal 2008.

(1)	Granted March 15, 2006. Subject to vesting annually in increments of 10,000 on March 15 of 2009, 2010 and 2011.
(2)	Granted March 15, 2006. Unexercisable options are subject to vesting annually in increments of 10,000 on March 15 of 2009, 2010 and 2011.
(3)	Granted October 10, 2007. Unexercisable options are subject to vesting annually in equal increments on October 10 of 2008, 2009 and 2010.
(4)	Granted June 6, 2005. Unexercisable options are subject to vesting annually in equal increments on June 6 of 2009 and 2010.
(5)	Granted August 8, 2006. Subject to vesting on August 8, 2008.

Incentive Stock Plans

Our equity incentive program is a broad-based, long-term retention program that is intended to attract and retain qualified management and technical employees, and align stockholder and employee interests. The equity incentive program presently consists of two plans: our 1998 Incentive Plan and our 2006 Stock Incentive Plan. Under both plans, non-employee directors, officers, key employees, consultants and all other employees may be granted options to purchase shares of our stock, restricted stock units and other types of equity awards. Both plans provides for the issuance of up to 1,000,000 shares of our common stock.

On June 17, 2008, our 1998 plan ended and we can issue no further awards under the plan. Under the 1998 plan, we issued awards of options or other equity instruments for 978,550 common shares, of the 1,000,000 common shares authorized under the plan. As of June 30, 2008, we had outstanding under the 1998 plan, subject to vesting, stock options to purchase 655,165 shares of common stock, exercisable for up to ten years at prices of $0.43 to $6.33 per share, and 127,316 shares issuable pursuant to restricted stock awards. Since the effective date of the 1998 plan, 323,385 shares have been issued, including 127,316 shares as stock grants and 196,069 shares through exercise of options.

Under our 2006 plan, 1,000,000 common shares are authorized for issuance through awards of options or other equity instruments. As of June 30, 2008, we had outstanding under the 2006 plan, subject to vesting, stock options to purchase 159,729 common shares, exercisable for up to seven years at prices of $3.00 to $5.65 per share. As of June 30, 2008, 840,271 common shares remained available for future issuance under the 2006 plan.

Employee Profit Sharing Plan

We have a tax-qualified employee paired profit sharing plan sponsored by DWS Scudder Deutsche Bank Group. This 401(k) plan covers all of our employees that have been employed for at least six months and meet other age and eligibility requirements. Under the 401(k) plan, employees may choose to reduce their current compensation by up to 15% each year and have that amount contributed to the 401(k) plan. We make matching contributions equal to 25% of the employee’s contribution. In our discretion, we may contribute unmatched contributions. The 401(k) plan qualifies under Section 401 of the Internal Revenue Code, so that we can deduct contributions by employees or by us. Employee contributions to the 401(k) plan are fully vested at all times, and our contributions, if any, vest at the rate of 25% after two years and after two years at the rate of 25% a year until fully vested. We also maintain a defined contribution plan for our eligible United Kingdom employees. The plan for United Kingdom employees is 100% company funded. Our contributions to these plans totaled $64,000 in 2008 and $39,000 in 2007.

EQUITY COMPENSATION PLAN INFORMATION

The following table set forth outstanding securities authorized for issuance under equity compensation plans as of June 30, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance
Equity compensation plans approved by securities holders	899,894	$3.86	840,358
Equity compensation plans not approved by security holders	–	–	–
Total	899,894	$3.86	840,358

(a)	Does not include 127,316 shares issuable pursuant to restricted stock awards. There is no exercise price associated with a restricted stock award.
(b)	Calculation excludes shares subject to restricted stock awards.

Plans in the Shareholder Approved Category

Our equity incentive program is a broad-based, long-term retention program that is intended to attract and retain qualified management and technical employees, and align stockholder and employee interests. The equity incentive program presently consists of two plans: our 1998 Incentive Plan and our 2006 Stock Incentive Plan. Under both plans, non-employee directors, officers, key employees, consultants and all other employees may be granted options to purchase shares of our stock, restricted stock units and other types of equity awards. Both plans provides for the issuance of up to 1,000,000 shares of our common stock. On June 17, 2008, the 1998 plan ended and no new awards can be made under it. As of June 30, 2008,we had outstanding under the 1998 plan, subject to vesting, stock options to purchase 655,165 shares of common stock, exercisable for up to ten years at prices of $0.43 to $6.33 per share, and 127,316 shares issuable pursuant to restricted stock awards. Since the effective date of the 1998 plan, 323,385 shares have been issued, including 127,316 shares as stock grants and 196,069 shares through exercise of options. As of June 30, 2008, we had outstanding under the 2006 plan, subject to vesting, stock options to purchase 159,729, exercisable for up to seven years at prices of $3.00 to $5.65 per share.

STOCK OWNERSHIP

The table below sets forth information, as of November 10, 2008, concerning the shares of our common stock beneficially owned (i) by each director and nominee for the Board of Director, by each Named Executive Officer, by each present officer, and by all of our present directors and officers as a group, and (ii) by each person whom we know beneficially owns more than five percent of our common stock. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below.

Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of stock options, warrants, or other convertible securities are listed separately. In computing the percentage ownership of a person, we deemed outstanding those shares acquirable within 60 days. As of November 10, 2008, we had 12,084,370 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner (a)	Amount and Nature of Beneficial Owner		Additional Shares Acquirable Within 60 days		Percent of Class
Officers and Directors
Michael W. Levin	1,258,450	(b)	0	(c)	10.4%
Kevan D. Bloomgren	122,000	(d)	21,675	(e)	1.2%
Robert Ward	29,802	(f)	0	(g)	*
Denise Hawkins	3,657	(h)	30,002	(i)	*
Paul Baker	106,667	(j)	97,123	(k)	1.7%
Dennis Ridgeway	25,938	(j)	29,123	(l)	*
Henry Royer	26,667	(m)	29,123	(n)	*
Edwin Ruzinsky	56,667	(j)	54,123	(o)	*
Willem van Rijn	66,000	(p)	29,123	(q)	*
Frank J. Tanki	29,660	(j)	19,123	(r)	*
All present officers and directors as a group (10 persons)	1,725,508		309,415		16.4%
Lawrence Anderson (s)	30,735		45,000	(t)	*
5% Security Holders
Richard L. Scott (u)	992,050		0		8.5%
Richard E. Teller and Kathleen A. Rogers (v)	622,670		0		5.2%
MicroCapital Fund LP and MicroCapital Fund Ltd. as a group (w)	0		635,885	(x)	4.9%

*	Represents less than 1%
(a)	Unless otherwise indicated, the address of each of the named person is c/o Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07463.
(b)	Includes 120,000 shares owned by his minor children.
(c)	Does not include 75,073 options, granted on July 8, 2008, subject to vesting in equal installments on July 8 of 2009 and 2010.
(d)

Includes: 30,000 restricted shares, granted on March 15, 2006, subject to vesting in equal installments on March 15 of 2009, 2010 and 2011; and 32,000 restricted shares, granted on July 8, 2008, subject to vesting in equal installments on July 8 of 2009 and 2010.

(e)

Includes shares acquirable upon exercise of: 20,000 options granted on March 15, 2006, exercisable at $3.91 per share until March 14, 2016; and 1,675 options granted on October 10, 2007, exercisable at $5.65 per share until October 10, 2014. Does not include shares acquirable upon exercise of: 30,000 options granted on March 15, 2006, exercisable at $3.91 per share until March 14, 2016 and subject to vesting in equal installments on March 15 of 2009, 2010 and 2011; and 3,352 options granted on October 10, 2007, exercisable at $5.65 per share until October 10, 2014 and subject to vesting in equal installments on October 10 of 2009 and 2010.

(f)	Includes 29,802 restricted shares, granted on June 18, 2007, subject to performance-based vesting.
(g)

Does not include shares acquirable upon the exercise of 47,452 options, exercisable at $6.04 per share until June 18, 2014, that are subject to vesting in equal installments annually on July 28 of 2009, 2010 and 2011.

(h)	Includes 2,105 restricted shares, granted on October 10, 2007, subject to vesting in equal installments on October 10 of 2009 and 2010.
(i)

Includes shares acquirable upon exercise of the following options: 10,002 options exercisable at $1.70 per share until July 16, 2011; and 20,000 options exercisable at $1.91 per share until January 11, 2015. Does not include 32,013 options, granted on July 8, 2008, subject to vesting in equal installments on July 8 of 2009 and 2010.

(j)	Includes 16,667 restricted shares, granted on October 24, 2008, subject to vesting on October 24, 2009.

(k)

Refers to shares acquirable upon exercise of the following options: 3,000 options exercisable at $2.00 per share until August 11, 2008; 30,000 options exercisable at $3.31 per share until April 6, 2009; 5,000 options exercisable at $2.19 per share until July 3, 2010; 5,000 options exercisable at $2.00 per share until July 2, 2011; 5,000 options exercisable at $0.65 per share until September 24, 2012; 10,000 options exercisable at $0.43 per share until May 6, 2013; 5,000 options exercisable at $0.85 per share until February 10, 2014; 5,000 options exercisable at $1.45 per share until December 17, 2014; 10,000 options exercisable at $2.71 per share until January 30, 2016; 10,000 options exercisable at $6.30 per share until December 14, 2016; and 9,123 options exercisable at $5.65 per share until October 10, 2014.

(l)

Refers to shares acquirable upon the exercise of the following options: 10,000 options, exercisable at $3.38 per share until February 26, 2016; 10,000 options, exercisable at $6.30 per share until December 14, 2016; and 9,123 options exercisable at $5.65 per share until October 10, 2014.

(m)

Includes 16,667 restricted shares, granted on October 24, 2008, subject to vesting on October 24, 2009. Does not include 50,000 shares held by Heffernen 1966 Trust B, a trust controlled by Mr. Royer’s spouse. Mr. Royer disclaims beneficial ownership of such shares.

(n)

Refers to shares acquirable upon the exercise of the following options: 10,000 options, exercisable at $2.71 per share until January 30, 2016; 10,000 options, exercisable at $6.30 per share until December 14, 2016; and 9,123 options exercisable at $5.65 per share until October 10, 2014.

(o)

Refers to shares acquirable upon exercise of the following options: 10,000 options exercisable at $2.06 per share until August 27, 2009; 5,000 options exercisable at $2.19 per share until July 3, 2010; 5,000 options exercisable at $2.00 per share until July 2, 2011; 5,000 options exercisable at $1.45 per share until December 17, 2014; 10,000 options exercisable at $2.71 per share until January 30, 2016; 10,000 options exercisable at $6.30 per share until December 14, 2016; and 9,123 options exercisable at $5.65 per share until October 10, 2014.

(p)	Includes 50,000 restricted shares, granted on October 24, 2008, subject to vesting on October 24, 2009.
(q)

Refers to shares acquirable upon the exercise of the following options: 10,000 options, exercisable at $4.09 per share until May 2, 2016; 10,000 options, exercisable at $6.30 per share until December 14, 2016; and 9,123 options exercisable at $5.65 per share until October 10, 2014. Does not include 30,889 options, to vest on March 1, 2009, exercisable at $3.50 per share until March 1, 2015.

(r)

Refers to shares acquirable upon exercise of the following options: 10,000 options exercisable at $6.30 per share until December 14, 2016; and 9,123 options exercisable at $5.65 per share until October 10, 2014.

(s)	Mr. Anderson is a former officer as of July 25, 2008.
(t)	Refers to shares acquirable upon exercise of options, exercisable at $1.60 per share until June 6, 2015.
(u)

Beneficially owns securities through different entities, including: 202,300 shares held by GFX Investments, LLC, for which he is the beneficial owner; 606,050 shares held by Scott Family Florida Partnership Trust; 93,300 shares held by F. Annette Scott Florida Trust, of which his spouse is the trustee; and 90,400 shares held by Richard L. Scott Florida Trust. The stockholder’s address is 1400 Gulfshore Boulevard North, Suite 145, Naples, FL 34102.

(v)	The stockholder’s address is 545 Boylston Street, Brookline, MA 02445.
(w)

MicroCapital LLC is the general partner and investment advisor to MicroCapital Fund LP and MicroCapital Fund Ltd. Ian P. Ellis is the principal owner of MicroCapital LLC and has sole responsibility for the selection, acquisition and disposition of the portfolio securities by MicroCapital LLC on behalf of its funds. The stockholder’s address is 529 Fifth Avenue, 8th Floor, New York, NY 10017.

(x)

Assumes the conversion of notes or the exercise of warrants held by the funds into 635,885 shares of common stock. The funds hold $1.25 million in notes convertible at $1.65 per share, 387,787 common stock purchase warrants, and warrants to purchase an additional (a) $1.25 million in convertible notes and (b) 387,787 common stock purchase warrants. The convertible notes and warrants limits the conversion right of the funds such that the maximum number of shares of our common stock issued upon conversion of the notes and exercise of warrants, together with shares of our common stock then owned by the funds, may not exceed 4.999% of our then outstanding shares of common stock following such conversion or exercise.

Changes in Control

We do not have any arrangements that may result in a change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee reviews and, as appropriate, approves and ratifies transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. During fiscal 2008 and 2007, we were not a party to any transaction or series of similar transactions that qualify for disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who beneficially own more than ten percent of our common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. Such persons are also required by Securities and Exchange Commission regulations to furnish us with copies of all such Section 16(a) forms filed by such person. Based solely on a review of the copies of such reports furnished to us during and in connection with our 2008 fiscal year, we are not aware of any material delinquencies in the filing of such reports, other than the following: Michael W. Levin filed a late Form 4 on January 7, 2008 reporting a December 13, 2007 gift transfer of 10,000 shares; and Willem van Rijn filed a late Form 4 on February 26, 2008 regarding open market purchases of 16,000 shares on February 19, 2008, and filed a late Form 4 on September 23, 2008 reporting the grant on March 1, 2008 of 30,889 options exercisable at $3.50 per share until March 1, 2015.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Current Auditors

Amper, Politziner & Mattia, LLP audited our financial statements for the fiscal years ended June 30, 2008 and 2007. A representative of Amper, Politziner & Mattia, LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if the representative desires to speak, and are expected to be available to respond to appropriate questions of stockholders.

Former Auditors

On February 16, 2007, we dismissed J.H. Cohn LLP as its independent registered public accounting firm, effective as of that date. This action was approved by our Board of Directors and the Audit Committee of the Board of Directors.

J.H. Cohn LLP’s reports on our consolidated financial statements as of and for the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recently completed fiscal years and the subsequent interim period through the date of dismissal, there were no disagreements with J.H. Cohn LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused J.H. Cohn LLP to make reference to the subject matter of the disagreement in its reports on the financial statements for such years.

During the fiscal years ended June 30, 2006 and 2005, and in the subsequent interim periods preceding the dismissal of J.H. Cohn LLP, we did not have any reportable events within the meaning of Item 304(a)(1)(iv) of Regulation S-B, except for the material weakness in internal control over financial reporting described in this paragraph. In connection with its review of our financial statements for the quarter ended March 31, 2005, J.H. Cohn LLP brought to our attention that certain issued and outstanding options that permitted “cashless exercise” were subject to variable plan accounting treatment under the Financial Accounting Standards Board’s Interpretation 44, “Accounting for Certain Transactions Involving Stock Compensation an Interpretation of APB Opinion No. 25”

(Issue Date 3/00). Accordingly, certain previously unrecognized compensation expense should have been recognized as compensation expense in certain of the financial statements previously issued by us. After reviewing the matter with J.H. Cohn LLP and with Wiss & Company LLP, our previous independent registered public accounting firm, we identified certain non-cash adjustments that necessitated the restatement of its financial statements for each of the first two quarters in the fiscal year ending June 30, 2005 and for the fiscal year ended June 30, 2004 and for the quarters within the fiscal year ended June 30, 2004. Consequently, J.H. Cohn LLP also advised the Audit Committee and management of certain material weaknesses, including the inability to prepare financial statements and notes in accordance with U.S. generally accepted accounting principles and SEC rules, and improper accounting procedures for grants with “cashless exercise” provisions per Financial Accounting Standards Board’s Interpretation 44, “Accounting for Certain Transactions Involving Stock Compensation – an Interpretation of APB Opinion No. 25”. J.H. Cohn LLP indicated that they considered these deficiencies to be material weaknesses as that term is defined under standards established by the Public Company Accounting Oversight Board (United States). On May 10, 2005, our Board of Directors rescinded the cashless exercise provision for all of our outstanding option grants. Thus, variable accounting relating to the cashless exercise feature was no longer required after our fiscal quarter ended June 30, 2005.

We completed our restatement of the affected financial statements in 2005. Commencing in the fourth quarter of our 2005 fiscal year, we began undertaking a review of our disclosure, financial information and internal controls and procedures. This review included increased diligence by our management and directors, as well as the use of additional outside resources. Further, we accelerated our timetable to hire a Chief Financial Officer and initiated the search process. In March 2006, we hired a Chief Financial Officer, with substantial Sarbanes-Oxley compliance experience. With the hiring of our Chief Financial Officer, we have been developing a detailed plan to address compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Principal Accountant Fees and Services

Audit Fees.   Fees for audit services provided by Amper, Politziner & Mattia, LLP, our current principal independent registered public accounting firm, for the years ended June 30, 2008 and 2007 were $161,000 and $102,000, respectively. Audit fees consist of fees billed for the audits of our annual financial statements, reviews of our interim financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees.   There were no fees billed for audit-related services. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements outside of those fees disclosed above under the caption Audit Fees.

Tax Fees.   There were no fees billed for tax services. Tax fees consist of fees billed for tax compliance, tax advice, and tax planning.

All Other Fees. There were no other fees billed for services.

Pre-Approval Policies and Procedures.   The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. All services performed in our 2008 and 2007 fiscal years were pre-approved.

PROPOSAL NO. 2

Approval of 2009 Stock Incentive Plan

On November 2, 2008, the Board adopted the Media Sciences International, Inc. 2009 Stock Incentive Plan (the “2009 Plan”), subject to approval by our stockholders. The Board believes that the approval of 2009 Plan is in our best interests and our stockholders, as the availability of an adequate number of shares reserved for issuance under the 2009 Plan is an important factor in attracting, motivating and retaining qualified employees who will be essential to the success of our company. Awards granted under the 2009 Plan are contingent on our stockholders approving the 2009 Plan. If our stockholders do not approve the 2009 Plan, no awards will be issued under the 2009 Plan.

Our equity incentive program presently consists of two plans: our 1998 Incentive Plan and our 2006 Stock Incentive Plan. On June 17, 2008, the 1998 plan ended and no new awards can be made under it. As of June 30, 2008,we had outstanding under the 1998 plan, subject to vesting, stock options to purchase 655,165 shares of common stock, exercisable for up to ten years at prices of $0.43 to $6.33 per share, and 127,316 shares issuable pursuant to restricted stock awards. Since the effective date of the 1998 plan, 323,385 shares have been issued, including 127,316 shares as stock grants and 196,069 shares through exercise of options. As of June 30, 2008, we had outstanding under the 2006 plan, subject to vesting, stock options to purchase 159,729, exercisable for up to seven years at prices of $3.00 to $5.65 per share.

We have a policy of emphasizing equity grants for our employees. By making a significant portion of employees’ compensation contingent upon long-term positive share price performance, the interests of key employees are aligned with those of stockholders. The Board believes the approval of the 2009 Plan is necessary for us to continue our policy of emphasizing equity compensation and to remain competitive with industry equity grant practice.

Our directors, officers, employees and eligible consultants who, in the opinion of the Board, are responsible for our continued growth and development and the financial success are eligible to be granted restricted stock or options under the 2009 Plan. Options may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, the options granted under the 2009 Plan have a maximum duration of ten years from the date of the grant and are not transferable. The per share exercise price of any option granted under the 2009 Plan may not be less than the fair market value of the common stock on the date of grant. Options that are incentive stock options granted to persons who have voting control over ten percent or more of our capital stock will have a per share exercise price of not less than 110% of fair market value of the underlying common stock on the date of grant and will expire five years after the date of grant. No options may be granted after November 2, 2018. The grant of awards under the 2009 Plan may have a dilutive effect on stockholders’ interests in our company.

The 2009 Plan provides the Board with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board at any time prior to expiration, so long as the optionee remains employed by our company. Generally, no option granted under the 2009 Plan is transferable by the optionee other than by will or the laws of the descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

Stockholder approval of the 2009 Plan is necessary in order that incentive stock options granted under the 2009 Plan will qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the “Code”). Unless stockholder approval is obtained, options granted under the 2009 Plan will have less value and consequently, will not provide the incentive to recipient intended by the Board.

Description of the 2009 Plan

The following summary of the 2009 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 2009 Plan, which is attached hereto as Appendix A.

Administration. The 2009 Plan shall be administered by the Board of Directors or, if authorized by Board, by our Compensation Committee of the Board (collectively the “Administrator”). The Board has full authority, subject to the provisions of the 2009 Plan, to grant stock awards and options awards.

Subject to the provisions of the 2009 Plan, the Administrator determines in its discretion, among other things, the persons to whom from time to time awards may be granted, the number of shares subject to each award, exercise prices for an award of options, any restrictions or limitations on such award including any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such award. The interpretation and construction by the Administrator of any provisions of, or the determination of any questions arising under, the 2009 Plan or any rule or regulation established by the Board or the Committee pursuant to the 2009 Plan, shall be final, conclusive and binding on all persons covered by the 2009 Plan.

Shares subject to the 2009 Plan. The 2009 Plan authorizes the Board to grant awards of stock or options to directors, employees and consultants to purchase in the aggregate an amount of shares of common stock up to 1,250,000 shares of common stock, which would represent approximately 11% of the total shares of our common stock currently outstanding. In order to prevent the dilution or enlargement of the rights of the Participants under the 2009 Plan, the number of shares of common stock authorized by the 2009 Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding common stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting our capital stock. If any award granted under the 2009 Plan is forfeited or terminated, the shares of common stock that were underlying such award shall again be available for distribution in connection with awards subsequently granted under the 2009 Plan.

Eligibility. Subject to the provisions of the 2009 Plan, awards may be granted to our, directors, full-time employees, and consultants. Each person granted an award is a participant under the Plan.

Effective Date and Term of the 2009 Plan. The 2009 Plan was adopted by the Board on November 2, 2008. The 2009 Plan will become effective upon stockholder approval. No stock or option may be granted after November 2, 2018, ten years after the original date of adoption when the 2009 Plan will terminate, subject to earlier termination by the Board. No awards may be granted under the 2009 Plan after the termination date, but stock or options previously granted may extend beyond such date.

Stock Awards. The Administrator may grant stock awards in its discretion. The terms and conditions of a stock award will be set forth in a restricted stock agreement. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including revenue growth, individual performance, earnings per share, and other financial objectives as may be determined by the Administrator. In the case of stock awards, unless the Administrator determines otherwise, the restricted stock agreement will provide that the unvested stock reverts to Media Sciences on the awardee’s termination of employment for any reason, except death, disability, or retirement.

Nature of Options. The 2009 Plan provides for the grant of options, which may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 2009 Plan are not transferable and expire ten (10) years after the date of grant. The per share exercise price of an option, whether it is an incentive stock option or a nonqualified stock option, granted under the 2009 Plan may not be less than the fair market value of the common stock on the date of grant. Options that are incentive stock option granted to persons who have voting control over 10% or more of our capital stock will have a per share exercise price of not less than 110% of the fair market value of the underlying shares on the date of grant and will expire five years after the date of grant.

Exercise of Options. The 2009 Plan provides the Administrator with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Administrator, at any time prior to expiration, so long as the optionee remains employed by the Company. Generally, no option granted under the 2009 Plan is transferable by the optionee other than by will or the laws of descent and distribution.

Agreements. Options granted under the 2009 Plan will be evidenced by agreements consistent with the 2009 Plan in such from as the Board or the Committee may prescribe. Neither the 2009 Plan nor agreements thereunder confer any right to continued employment upon any participant.

Amendments to the 2009 Plan. The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the 2009 Plan, but no amendment, modification or termination shall be made which would impair the rights of a participant under any agreement theretofore entered into pursuant to an option grant, without the participant’s consent.

Federal Income Tax Considerations. The discussion that follows is a summary of certain federal income tax consequences of participation in the 2009 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2009 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. The following discussion does not address state, local or foreign tax consequences.

A participant who receives an incentive stock option will not recognize taxable income upon the grant of the option or the exercise of the option. If the 2009 Plan is approved by the shareholders, a participant in the 2009 Plan will not recognize taxable income upon the grant or exercise of an incentive stock option except under certain circumstances when the exercise price is paid with already-owned shares of common stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. We will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option.

If shares acquired upon exercise of an incentive stock option are not disposed of by the participant within two years from the date of grant or within one year after the transfer of such shares to the participant (the “ISO Holding Period”), then (i) no amount will be reportable as ordinary income with respect to such shares by the participant or recipient and (ii) we will not be allowed a deduction in connection with such incentive stock option or the common stock acquired pursuant to the exercise of the incentive stock option. If a sale of such common stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a participant to utilize a long-term capital loss will depend upon the participant’s other tax attributes and the statutory limitations on capital loss deductions not discussed herein. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the common stock acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

A “disqualifying disposition” will result if common stock acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent’s incentive stock option as described below) is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition (except in the case of a participant subject to Section 16 restrictions of the Exchange Act, as noted below), the participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. If the amount realized on the sale is less than the exercise price, then the participant will recognize no ordinary income, and the recognized loss will be reportable as a short-term capital loss. The participant will report as a short-term capital gain, as applicable, any amount recognized in excess of the fair market value on the date of exercise, and we will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the participant. To the extent that alternative minimum taxable income was recognized on the exercise of the incentive stock option, the basis in the common stock acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

The general rules discussed above are different if the participant disposes of the shares of common stock in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the participant. Examples of these dispositions include gifts or sales to related parties such as members of the participant’s family and corporations or entities in which the participant owns a majority equity interest. In such circumstances, the participant would recognize ordinary income equal to the difference between the exercise price of the common stock and the fair market value of the common stock on the date of exercise. The amount of ordinary income would not be limited by the price at which the common stock was actually sold by the participant.

If the participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a participant’s death, the incentive stock option will be eligible for such treatment if exercised by the participant’s legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

In general, a participant to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price of the nonqualified option, and we will generally be entitled to a deduction equal to the ordinary income recognized by the participant in the year the participant recognized ordinary income, subject to the limitations of Section 162(m) of the Code.

For purposes of the “alternative minimum tax” applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonqualified option. Thus, a participant must, in the year of the option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in the alternative minimum taxable income. The alternative minimum tax is imposed upon an individual’s alternative minimum taxable income currently, but only to the extent that such tax exceeds the taxpayer’s regular income tax liability for the taxable year.

In general, a participant to whom a restricted stock award is granted will recognize no taxable income at the time of the grant. As the restrictions associated with the award lapse over the vesting period, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock less any purchase price to be paid by the participant, if any, which is no longer restricted as of each respective vesting date, and we will generally be entitled to a deduction equal to the ordinary income recognized by the participant in the year the participant recognized ordinary income, subject to the limitations of Section 162(m) of the Code.

We are required to withhold certain statutory income taxes from participants upon exercise of nonqualified options. In the year of a nonqualified option exercise, we are entitled to a business expense deduction for federal income tax purposes equal to the difference between the option exercise price and the closing stock price on the date of exercise. Except in situations where there is a “disqualifying disposition,” the federal income tax law does not permit a business expense deduction for incentive stock options. For financial reporting purposes, we are required to report stock-based compensation expense associated with nonqualified and incentive stock option awards in accordance with SFAS No. 123(R), “Share-based Payment.” In general terms, under SFAS 123(R), the “fair value” of both nonqualified and incentive stock options is determined at date of award and recognized as compensation expense ratably over the option vesting period. Therefore, the amount and timing of recognized financial statement compensation expense could differ substantially from that deductible for federal income tax purposes.

We are required to withhold certain statutory income taxes from participants upon the vesting of a stock award. In the year a stock award vests, we are entitled to a business expense deduction for federal income tax purposes equal to the closing market value of the awarded shares at the date of vesting. In the event that a participant provides us with notice that they have elected earlier tax recognition of a stock award under Section 83(b) of the Code, we are required to withhold certain statutory income taxes based upon the value of the stock award at date of grant. Section 83(b) elections must be made within 30 days of the grant date. In the event that a participant provides us with notice that they have elected Section 83(b) treatment, we are entitled to a business expense deduction for federal income tax purposes equal to the grant date closing market value of the awarded shares. For financial reporting purposes, we are required to report stock-based compensation expense associated with stock awards in accordance with SFAS No. 123(R), “Share-based Payment.” In general terms, under SFAS 123(R), the “fair value” of stock awards is determined at date of award and recognized as compensation expense ratably over the award vesting period. Therefore, the amount and timing of recognized financial statement compensation expense could differ substantially from that deductible for federal income tax purposes.

In addition to the foregoing federal tax consequences, participants will in most cases by subject to state income taxation.

Both stock and option awards are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the holder ceases to provide services to Media Sciences. As a result of this substantial risk of forfeiture, the holder will not typically recognize ordinary income at the time of award. Instead, the holder will typically recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The holder’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture (also referred to as “date of vesting”).

Transferability of Awards. All incentive stock options are nontransferable except upon the participant’s death by will or the laws of descent or distribution or pursuant to the terms of certain domestic relations orders. In the case of awards other than incentive stock options, the Administrator may provide, in its discretion, for the transfer of all or part of the award to a participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933, as amended).

New Plan Benefits

Awards under the 2009 Plan will be made at the discretion of the Administrator. No awards have yet been issued pursuant to the 2009 Plan. Because future awards under the 2009 Plan will be granted in the discretion of the Administrator, the type, number, recipients, and other terms of such awards cannot be determined at this time.

The Board of Directors recommends a vote “FOR”

the approval of the 2009 Plan.

PROPOSAL NO. 2

Ratify Selection of Independent Registered Public Accounting Firm

The Audit Committee has appointed, and is requesting ratification by the stockholders of the appointment of, the registered public accounting firm of Amper, Politziner & Mattia, LLP to serve as independent auditors for the fiscal year ending June 30, 2009.

Although stockholder action in this matter is not required, the Board believes that it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by independent registered public accounting firm in maintaining the integrity of our financial controls and reporting. If our stockholders fail to ratify the appointment, the Board will reconsider the selection. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Board determines that such a change would be in the best interests of Media Sciences International and our stockholders.

The Board of Directors recommends a vote “FOR”

the ratification of the selection of Amper, Politziner & Mattia, LLP

ADDITIONAL INFORMATION

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to us in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy materials for our next year’s annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, we must receive the written proposal no later than August 20, 2009. The submission of a stockholder proposal does not guarantee that it will be included in our next year’s proxy statement. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal for inclusion in company-sponsored proxy materials is referred to Rule 14a-8. Stockholder proposals submitted outside the processes of Rule 14a-8 stockholder for presentation at next year’s annual meeting must be received no later than October 6, 2009 to be considered timely. In the event that we hold our next year’s annual meeting of stockholders more than 30 days before or after the one-year anniversary date of this year’s annual meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible quarterly report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. We did not receive any stockholder proposals in connection with this year’s meeting and proxy statement. All proposals must be submitted in writing to the attention of our Corporate Secretary at our executive offices at: Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436. Such proposals should be submitted to us by certified mail, return receipt requested.

Expenses of Proxy Solicitation

We pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes in connection with the annual meeting. If you choose to vote over the internet or by telephone, you are responsible for internet access or telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have not retained a proxy soliciting firm to assist in the solicitation of proxies, but we may do so, and we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

Annual Report

Our annual report on Form 10-KSB for the year ended June 30, 2008 accompanies this proxy statement. We will mail without charge, upon written request, a copy of our annual report on Form 10-K, including the financial statements, schedules, and list of exhibits. Requests should be sent to: Attn.: Investor Relations, Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436.

Householding of Proxy Materials

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries, such as banks and brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as ‘‘householding,’’ potentially means extra convenience for stockholders and cost savings for companies.

A number of banks, brokers and other registered holders with account holders who are our stockholders household our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank, broker or other registered holder that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank, broker or other registered holder, direct your written request to Investor Relations, Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436, or contact Investor Relations, Media Sciences

International, Inc. at (201) 677-9311. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank, broker, or other registered holder.

Other Action at Meeting

Our Board knows of no other matters, except the proposals in this proxy statement, for stockholder action at the annual meeting. If any other items or matters properly come before the meeting, or any adjournments or postponements, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

By order of the Board of Directors

/s/ Denise Hawkins
Denise Hawkins, Secretary
Oakland, New Jersey
November 14, 2008

Appendix A

MEDIA SCIENCES INTERNATIONAL, INC.

2009 STOCK INCENTIVE PLAN

ARTICLE I.

DEFINITIONS

1.01      Administrator means the Board and any delegate of the Board that is appointed in accordance with Article III.

1.02      Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award or Option granted to such Participant.

1.03	Board means the Board of Directors of the Company.

1.04      Change in Control shall mean an event or series of events that constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company as defined in Treasury Regulations Section 1.409A-3(i)(5).

1.05	Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.06	Common Stock means the common stock of the Company.

1.07	Company means Media Sciences International, Inc.

1.08      Control Change Date means the occurrence of the event or series of events constituting a Change in Control as determined by the Board.

1.09      Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement.

1.10      Fair Market Value means, on any given date, the closing price (or, if there is none, the average of the closing bid and asked price) of the Common Stock on such quotation system or principal securities exchange on which the Common Stock is traded on such day, or, if the Common Stock is not so traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Administrator may select.

1.11	Forfeitable Shares shall have the meaning set forth in Section 9.04.

1.12      Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.13      Participant means an employee of and non-employee director, advisor and independent consultant to the Company or a Related Entity, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive a Stock Award, an Option or a combination thereof.

1.14	Plan means the Company’s 2009 Stock Incentive Plan.

1.15      Related Entity means any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

1.16	Specified Employee shall be defined as set forth in Treasury Regulation Section 1.409A-1(i).

1.17	Stock Award means Common Stock awarded to a Participant under Article IX.

1.18	Stockholders mean the stockholders of the Company.

1.19      Treasury Regulations mean the regulations in force as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, and any successor regulations

ARTICLE II.

PURPOSES

The Plan is intended to assist the Company and Related Entities in recruiting and retaining employees, directors, officers, consultants, and advisors who are exclusive agents of the Company, and in compensating such individuals by enabling such individuals to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its Stockholders. The Plan is intended to permit the grant of Stock Awards and the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III.

ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards and Options upon such terms (not inconsistent with the provisions of this Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of a Stock Award, including by way of example and not limitation, conditions on which Participants may defer receipt of benefits under the Plan, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which a Stock Award may become transferable or nonforfeitable. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan, to prescribe the form of Agreements, to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option or Stock Award. All expenses of administering this Plan shall be borne by the Company.

The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board’s authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV.

ELIGIBILITY

Section 4.01 General. Any employee, director, officer, or exclusive agent of, and advisor or consultant to, the Company or a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Related Entity. Directors of the Company who are employees of the Company or a Related Entity may be selected to participate in this Plan.

Section 4.02 Grants. The Administrator will designate individuals to whom Stock Awards and Options are to be granted and will specify the number of shares of Common Stock subject to each award or grant. All Stock Awards and Options granted under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt. No Participant may be granted incentive stock options (under all incentive stock option plans of the Company and any Related Entity) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceed the limitation prescribed by Code section 422(d). The preceding annual limitation shall not apply with respect to Options that are not incentive stock options.

ARTICLE V.

STOCK SUBJECT TO PLAN

Section 5.01 Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award, the Company may issue shares of Common Stock from either its authorized but unissued Common Stock or issued shares reacquired by the Company. Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from either its authorized but unissued Common Stock or issued shares reacquired by the Company

Section 5.02 Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to awards of stock and options shall not exceed 1,250,000 shares, subject to adjustment as provided in Article X. The maximum aggregate number of shares of Common Stock that may be issued to Participants pursuant to incentive stock options granted under the Plan shall be 1,250,000 shares, subject to adjustment as provided in Article X.

Section 5.03 Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise, or if a Stock Award is forfeited in whole or in part, the number of shares of Common Stock allocated to the Option or Stock Award or portion thereof may be reallocated to other Options and Stock Awards to be granted under this Plan. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are reacquired by the Company, the shares subject to such Awards and the reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, (ii) covered by an Award that is settled in cash, or (iii) reacquired by the Company on the open market using cash proceeds received by the Company from the exercise of Options shall be available for Awards under the Plan.

ARTICLE VI.

OPTION EXERCISE PRICE

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option shall not be less than the Fair Market Value on the date the Option is granted, whether it is an incentive stock option or a nonqualified stock option. Notwithstanding the foregoing, the price per share for Common Stock purchased on the exercise of an incentive stock option granted to any person then owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of its parent or subsidiary corporation, shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the time of grant of such option.

Prohibition Against Repricing. Notwithstanding any provision of this Plan to the contrary, in no event shall (i) any repricing (within the meaning of U.S. generally accepted accounting principles or any applicable stock exchange rule) of Options issued under the Plan be permitted at any time under any circumstances, or (ii) any new Options be issued in substitution for outstanding Awards previously granted to Participants if such action would be considered a repricing (within the meaning of U.S. generally accepted accounting principles or any applicable stock exchange rule).

ARTICLE VII.

EXERCISE OF OPTIONS

Section 7.01 Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. Notwithstanding the foregoing, any Option that is an incentive stock option granted to any person then owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of its parent or subsidiary corporation, must be exercised within five years from the date of the grant thereof. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

Section 7.02 Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

Section 7.03 Change in Control. Section 7.01 to the contrary notwithstanding, after a Control Change Date, each Option shall be fully exercisable thereafter in accordance with the terms of the applicable Agreement. If not sooner exercisable under the terms of the applicable Agreement, a Participant’s Option shall be fully exercisable (i) as of his or her termination of employment if his or her employment terminates after a Control Change Date and he or she is terminated without cause or following his refusal to move to another location or (ii) as of the date that there is a material reduction in the Participant’s compensation or duties if such reduction occurs after a Control Change Date. For purposes of the preceding sentence, the term “cause” means a willful neglect of responsibilities to the Company or a Related Entity.

Section 7.04 Delay Due to Section 409A. Anything in this Plan to the contrary notwithstanding, if at the time of the Participant’s termination of employment, the Participant is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment that the Participant becomes entitled to under this Plan is considered deferred compensation subject to interest and additional tax imposed pursuant to Section 409A(a) of the Code as a result of the application of Section 409A(a)(2)(B)(i) of the Code, then no such payment shall be payable prior to the date that is the earlier of (i) six months after the Participant’s separation from service, or (ii) the Participant’s death. The parties agree that this Plan may be amended, as reasonably requested by either party, and as may be necessary to fully comply with Section 409A of the Code and all related rules and regulations in order to preserve the payments and benefits provided hereunder without additional cost to either party.

ARTICLE VIII.

METHOD OF EXERCISE

Section 8.01 Exercise. Subject to the provisions of Articles VII and XI, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

Section 8.02 Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment, which will be set forth in the Agreement. Payment of the Option exercise price shall be made upon exercise of an Option and may be made, subject to any applicable laws, rules and regulations, by cash or check or other lawful consideration.

Section 8.03 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option.

ARTICLE IX.

STOCK AWARDS

Section 9.01 Awards. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

Section 9.02 Vesting. The Administrator, on the date of the award, may prescribe that a Participant’s rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated term or if the Company and its Related Entities or the Participant fails to achieve stated objectives.

Section 9.03 Change in Control. Section 9.02 to the contrary notwithstanding, after a Control Change Date, each Stock Award will become transferable and nonforfeitable in accordance with the terms of the applicable Agreement. If not sooner transferable and nonforfeitable under the terms of the applicable Agreement, a Participant’s interest in a Stock Award shall be transferable and nonforfeitable (i) as of his termination of employment if his employment terminates after a Control Change Date and he is terminated without cause or following his refusal to move to another location or (ii) as of the date that there is a material reduction in the Participant’s compensation or duties if such reduction occurs after a Control Change Date. For purposes of the preceding sentence, the term “cause” means a willful neglect of responsibilities to the Company or a Related Entity.

Section 9.04 Stockholder Rights. If all or any portion of a Stock Award is forfeitable pursuant to the Agreement, at all times prior to a forfeiture thereof, a Participant will have all rights of a Stockholder with respect to forfeitable shares of the Stock Award (the “Forfeitable Shares”), including the right to receive dividends and vote the Forfeitable Shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Forfeitable Shares, (ii) the Company shall retain custody of the certificates evidencing the Forfeitable Shares, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to the Forfeitable Shares. The limitations set forth in the preceding sentence shall not apply after the Forfeitable Shares are no longer forfeitable.

ARTICLE X.

ADJUSTMENT UPON CHANGE IN COMMON STOCK

Plan shall be proportionately adjusted, and the terms of outstanding Stock Awards and Options shall be adjusted, as the Board shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article X by the Board shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Stock Awards or Options.

The Board may make Stock Awards and may grant Options in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a transaction described in clause (ii) of the first paragraph of this Article X. Notwithstanding any provision of the Plan (other than the limitation of Article V), the terms of such substituted Stock Award(s) or Option grant(s) shall be as the Board, in its discretion, determines is appropriate.

ARTICLE XI.

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Common Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XII.

GENERAL PROVISIONS

Section 12.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right and power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

Section 12.02 Disposition of Stock. A Participant shall notify the Administrator of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

Section 12.03 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

Section 12.04 Employee Status. In the event that the terms of any Stock Award or the grant of any Option provide that shares may be issued or become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

Section 12.05 Limitation on Awards. Notwithstanding any other provision of the Plan, if any award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Related Entity, would constitute a “parachute payment” (as defined in section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by section 4999 of the Code.

Section 12.06 Nontransferability. Any incentive stock option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution or pursuant to the terms of certain domestic relations orders. In the case of awards other than incentive stock options, the Administrator may provide, in its discretion, for the transfer of all or part of the award to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933, as amended).

ARTICLE XIII.

AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Stock Award or Option outstanding at the time such amendment is made.

ARTICLE XIV.

DURATION OF PLAN

No Stock Award or Option may be granted under this Plan more than ten years after November 2, 2018.

ARTICLE XV.

EFFECTIVE DATE OF PLAN

Stock Awards and Options may be granted under this Plan upon its adoption by the Board, provided that no incentive stock option will continue to be effective unless this Plan is approved by a majority of the shares entitled to vote, voting either in person or by proxy, at a duly held a Stockholders’ meeting or by the consent of Stockholders owning more than fifty percent (50%) of shares of the Common Stock within twelve months of such adoption.

VOTE BY TELEPHONE OR INTERNET

QUICK ««« EASY ««« IMMEDIATE

MEDIA SCIENCES INTERNATIONAL, INC.

Voting by telephone or Internet is quick, easy and immediate. As a Media Sciences International, Inc. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on December 17, 2008.

To Vote Your Proxy by Internet

www.continentalstock.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone

1 (866) 894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE BELOW CARD IF VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy by Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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PROXY	Please mark your votes like this	☒

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS.

WITHHOLD
	FOR	AUTHORITY			FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS	☐	☐	2.	To approve our 2009 Stock Incentive Plan	☐	☐	☐

(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)

01- MICHAEL W. LEVIN, 02 - WILLEM VAN RIJN

03 - PAUL C. BAKER, 04 - EDWIN RUZINSKY

05 - HENRY ROYER, 06 - DENNIS RIDGEWAY

07 - FRANK J. TANKI

			3.	Ratify Selection of Independent Registered Public Accounting Firm	☐	☐	☐

			4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature_______________________	Signature_______________________	Date__________

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MEDIA SCIENCES INTERNATIONAL, INC.

The undersigned appoints Denise Hawkins and Kevan Bloomgren, and each of them, as proxies, each with the power to appoint her or his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Media Sciences International, Inc. held of record by the undersigned at the close of business on November 10, 2008 at the Annual Meeting of Stockholders of Media Sciences International, Inc. to be held on December 18, 2008 or at any adjournment or postponement thereof.

(Continued, and to be marked, dated and signed, on the other side)